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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 11, 2006
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



            MICHIGAN                        0-16640              38-2606280
            --------                        -------              ----------
  (State or other jurisdiction            Commission          (I.R.S. Employer
of incorporation or organization)         File Number        Identification No.)



                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01 REGULATION
               FD DISCLOSURE

           On January 11, 2006, registrant announced results of operations for the quarter and full year ended December 31, 2005, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS
           99.1   Press Release dated January 11, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 United Bancorp, Inc.
                                                 (Registrant)
                                                 By:



Date:  January 11, 2006                            /S/ Dale L. Chadderdon
                                                   -----------------------------
                                                   Dale L. Chadderdon
                                                   Executive Vice President and
                                                   Chief Financial Officer





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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO        EXHIBIT DESCRIPTION
----------        -------------------

   99.1           Press Release dated January 11, 2006








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